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                                                                  Exhibit 10.44

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                           LOAN AND SECURITY AGREEMENT
                              MOLDFLOW CORPORATION

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                                TABLE OF CONTENTS

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                                                                                                               PAGE

1        ACCOUNTING AND OTHER TERMS...............................................................................4

2        LOAN AND TERMS OF PAYMENT................................................................................4
         2.1      Credit Extensions...............................................................................4
         2.2      Overadvances....................................................................................5
         2.3      Interest Rate, Payments.........................................................................5
         2.4      Fees............................................................................................5

3        CONDITIONS OF LOANS......................................................................................6
         3.1      Conditions Precedent to Initial Credit Extension................................................6
         3.2      Conditions Precedent to all Credit Extensions...................................................6

4        CREATION OF SECURITY INTEREST............................................................................6
         4.1      Grant of Security Interest......................................................................6

5        REPRESENTATIONS AND WARRANTIES...........................................................................6
         5.1      Due Organization and Authorization..............................................................6
         5.2      Litigation......................................................................................7
         5.3      Regulatory Compliance...........................................................................7
         5.4      Subsidiaries....................................................................................7
         5.5      Full Disclosure.................................................................................7

6        AFFIRMATIVE COVENANTS....................................................................................7
         6.1      Government Compliance...........................................................................7
         6.2      Financial Statements, Reports, Certificates.....................................................7
         6.3      Taxes...........................................................................................8
         6.4      Primary Accounts................................................................................8
         6.5      Further Assurances..............................................................................8

7        NEGATIVE COVENANTS.......................................................................................8
         7.1      Changes in Business, Ownership, Management or Business Locations................................8
         7.2      Subordinated Debt...............................................................................8
         7.3      Compliance......................................................................................8

8        EVENTS OF DEFAULT........................................................................................8
         8.1      Payment Default.................................................................................8
         8.2      Covenant Default................................................................................9
         8.3      Material Adverse Change.........................................................................9
         8.4      Attachment......................................................................................9
         8.5      Insolvency......................................................................................9
         8.6      Other Agreements................................................................................9
         8.7      Judgments.......................................................................................9
         8.8      Misrepresentations..............................................................................9

9        BANK'S RIGHTS AND REMEDIES..............................................................................10
         9.1      Rights and Remedies............................................................................10
         9.2      Remedies Cumulative............................................................................10
         9.3      Power of Attorney..............................................................................10
         9.4      Bank's Liability for Collateral................................................................10
         9.5      Demand Waiver..................................................................................10

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

10       NOTICES.................................................................................................10

11       CHOICE OF LAW , VENUE AND JURY TRIAL WAIVER.............................................................11

12       GENERAL PROVISIONS......................................................................................11
         12.1     Successors and Assigns.........................................................................11
         12.2     Indemnification................................................................................11
         12.3     Time of Essence................................................................................11
         12.4     Severability of Provision......................................................................11
         12.5     Amendments in Writing, Integration.............................................................12
         12.6     Counterparts...................................................................................12
         12.7     Survival.......................................................................................12
         12.8     Confidentiality................................................................................12
         12.9     Attorneys' Fees, Costs and Expenses............................................................12

13       DEFINITIONS.............................................................................................12
         13.1     Definitions....................................................................................12

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         THIS LOAN AND SECURITY AGREEMENT dated December 27, 2000, between
SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 with a loan production office located at 2221 Washington Street, One Newton Executive Park, Suite 200, Newton, Massachusetts 02562, doing business as Silicon Valley East and MOLDFLOW CORPORATION ("Borrower"), whose address is 430 Boston Port Road, Wayland, MA 01778 provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:

1        ACCOUNTING AND OTHER TERMS
         --------------------------

         Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.


2        LOAN AND TERMS OF PAYMENT
         -------------------------

2.1      CREDIT EXTENSIONS.

         Borrower will pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1    REVOLVING ADVANCES.

         (a) Bank will make Advances not exceeding (i) the lesser of (A) the Committed Revolving Line or (B) the Borrowing Base, minus (ii) the Cash Management Services Sublimit, minus (iii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus (iii) the Foreign Exchange Reserve. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

         (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Eastern time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to such reliance.

         (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately payable.

2.1.2    LETTERS OF CREDIT SUBLIMIT.

         Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the Committed Revolving Line minus (ii) the outstanding principal balance of the Advances minus the Cash Management Sublimit; however, the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) may not exceed $5,000,000. Each outstanding Letter of Credit after the Revolving Maturity Date will be secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank. Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request.

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2.1.3    FOREIGN EXCHANGE SUBLIMIT.

         If there is availability under the Committed Revolving Line and the Borrowing Base, then Borrower may enter in foreign exchange forward contracts with the Bank under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one business day after the contract date (the "FX Forward Contract"). Bank will subtract 10% of each outstanding FX Forward Contract (the "Foreign Exchange Reserve") from the foreign exchange sublimit which is a maximum of $5,000,000 (the "FX Sublimit")]. The total FX Forward Contracts at any one time may not exceed 10 times the amount of the FX Sublimit. Bank may terminate the FX Forward Contracts if an Event of Default occurs.

2.1.4    CASH MANAGEMENT SERVICES SUBLIMIT.

         Borrower may use up to $5,000,000 for Bank's Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in various cash management services agreements related to such services (the "Cash Management Services"). All amounts Bank pays for any Cash Management Services will be treated as Advances under the Committed Revolving Line.

2.2      OVERADVANCES.

         If Borrower's Obligations under Section 2.1.1, 2.1.2, 2.1.3 and 2.1.4 exceed the lesser of either (a) the Committed Revolving Line or (b) the Borrowing Base, Borrower must immediately pay in cash to Bank the excess.

2.3      INTEREST RATE, PAYMENTS.

         (a) Interest Rate. Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Prime Rate. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

         (b) Payments. Interest due on the Committed Revolving Line is payable on the 27th of each month. Bank may debit any of Borrower's deposit accounts including Account Number __________________________ for principal and interest payments owing or any amounts Borrower owes Bank. Bank will promptly notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

2.4      FEES.

         Borrower will pay:

         (a) Facility Fee. A fully earned, non-refundable Facility Fee of $12,500 for the Committed Revolving Line due on the Closing Date; and

         (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and reasonable expenses) incurred through and after the date of this Agreement, are payable when due.

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3        CONDITIONS OF LOANS
         -------------------

3.1      CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION.

         Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.

3.2      CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

         Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

         (a) timely receipt of any Payment/Advance Form; and

         (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true.

4        CREATION OF SECURITY INTEREST
         -----------------------------

4.1      GRANT OF SECURITY INTEREST.

         Borrower grants Bank a security interest in the Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Bank's security interest is a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral. If this Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

         Borrower will from time to time execute and deliver to Bank, at the request of Bank, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfection of Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

5        REPRESENTATIONS AND WARRANTIES
         ------------------------------

         Borrower represents and warrants as follows:

5.1      DUE ORGANIZATION AND AUTHORIZATION.

         Borrower is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

         The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

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5.2      LITIGATION.

         Except as shown in the Schedule, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers and legal counsel, threatened by or against Borrower or any Subsidiary in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change.

5.3      REGULATORY COMPLIANCE.

         Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

5.4      FULL DISCLOSURE.

         No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank (taken together with all such written certificates and written statements to Bank) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading. It being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected and forecasted results.

6        AFFIRMATIVE COVENANTS
         ---------------------

         Borrower will do all of the following:

6.1      GOVERNMENT COMPLIANCE.

         Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change.

6.2      FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

         (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 120 days after the end of Borrower's fiscal year, audited, consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank; (ii) at such times as Credit

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Extensions are outstanding, within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission;

6.3      TAXES.

         Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.4      PRIMARY ACCOUNTS.

         Borrower will maintain its primary depository and operating accounts with Bank.

6.5      FURTHER ASSURANCES.

         Borrower will execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7        NEGATIVE COVENANTS
         ------------------

         Borrower will not do any of the following without the prior written consent of Bank, which consent shall not be unreasonably withheld:

         Change its name or the chief executive office or principal place of business, move or dispose of any interest in the Collateral, permit any lien or security interest to attach to the Collateral, or enter into any transaction outside the ordinary course of Borrower's business. Notwithstanding the foregoing, Borrower may acquire all or substantially all of the capital stock or property of another Person (each instance of the above defined as a "Transaction"); provided, however, that (i) each Transaction does not decrease Borrower's cash and cash equivalents by more than $7,500,000; (ii) the aggregate Transactions in any fiscal year do not decrease Borrower's cash and cash equivalents by more than $15,000,000; (iii) Borrower is the surviving entity; and (iv) the Person related to the Transaction is engaged in business similar to Borrower's business.

         Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8        EVENTS OF DEFAULT
         -----------------

         Any one of the following is an Event of Default:

8.1      PAYMENT DEFAULT.

         If Borrower fails to pay any of the Obligations within 3 days after their due date. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extension will be made during the cure period);

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8.2      COVENANT DEFAULT.

         If Borrower violates any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after it occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

8.3      MATERIAL ADVERSE CHANGE.

         If there (i) occurs a material impairment in the perfection or priority of the Bank's security interest in the Collateral or in the value of such Collateral which is not covered by adequate insurance or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations.

8.4      ATTACHMENT.

         If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5      INSOLVENCY.

         If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6      OTHER AGREEMENTS.

         If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $500,000 or that could cause a Material Adverse Change;

8.7      JUDGMENTS.

         If a money judgment(s) in the aggregate of at least $250,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied); or

8.8      MISREPRESENTATIONS.

         If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

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9        BANK'S RIGHTS AND REMEDIES
         --------------------------

9.1      RIGHTS AND REMEDIES.

         When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

         (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

         (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

         (c) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower; and

         (d) Dispose of the Collateral according to the Code.

9.2      REMEDIES CUMULATIVE.

         Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.3      POWER OF ATTORNEY.

         Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.4      BANK'S LIABILITY FOR COLLATERAL.

         If Bank complies with reasonable banking practices and Section 9-207 of the Code, it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.5      DEMAND WAIVER.

         Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10       NOTICES
         -------

         All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11       CHOICE OF LAW , VENUE AND JURY TRIAL WAIVER
         -------------------------------------------

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER AND BANK HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS, BUT IF FOR ANY REASON THE BANK IS DENIED ACCESS TO SUCH COURTS, THEN THE VENUE WILL BE IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA.

         BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12       GENERAL PROVISIONS
         ------------------

12.1     SUCCESSORS AND ASSIGNS.

         This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2     INDEMNIFICATION.

         Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3     TIME OF ESSENCE.

         Time is of the essence for the performance of all obligations in this Agreement.

12.4     SEVERABILITY OF PROVISION.

         Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5     AMENDMENTS IN WRITING, INTEGRATION.

         All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6     COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7     SURVIVAL.

         All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8     CONFIDENTIALITY.

         In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the loans, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9     ATTORNEYS' FEES, COSTS AND EXPENSES.

         In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

13       DEFINITIONS
         -----------

13.1     DEFINITIONS.

         In this Agreement:

         "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Committed Revolving Line.

         "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

         "BANK EXPENSES" are all audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

         "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

         "BORROWING BASE" is 100% of the value of the Collateral.

         "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

         "CASH MANAGEMENT SERVICES" are defined in Section 2.1.3.

         "CLOSING DATE" is the date of this Agreement.

         "CODE" is the Massachusetts Uniform Commercial Code.

         "COLLATERAL" is the property described on EXHIBIT A.

         "COMMITTED REVOLVING LINE" is an Advance of up to $5,000,000.

         "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

         "CREDIT EXTENSION" is each Advance, Letter of Credit, Exchange Contract or any other extension of credit by Bank for Borrower's benefit.

         "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

         "FOREIGN EXCHANGE RESERVE" is defined in Section 2.1.3.

         "GAAP" is generally accepted accounting principles.

         "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

         "INSOLVENCY PROCEEDING" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

         "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

         "LETTER OF CREDIT" is defined in Section 2.1.2.

         "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

         "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

         "MATERIAL ADVERSE CHANGE" is defined in Section 8.3.

         "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including cash management services, letters of credit and foreign exchange contracts, if any and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

         "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

         "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

         "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

         "REVOLVING MATURITY DATE" is December 27, 2001.

         "SCHEDULE" is any attached schedule of exceptions.

         "SUBSIDIARY" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.


BORROWER:

Moldflow Corporation


By: /s/ Suzanne E. Rogers
    -------------------------------------------------

Title: Vice President and CFO
       ----------------------------------------------

BANK:

SILICON VALLEY EAST


By: /s/ Andy Tsao
    -------------------------------------------------

Title: Senior Vice President
       ----------------------------------------------

SILICON VALLEY BANK


By: /s/ Maggie Garcia
    -------------------------------------------------

Title: Loan Administrative Team Leader
       ----------------------------------------------
           (signed in Santa Clara, California)

                                    EXHIBIT A


         The Collateral consists of all of Borrower's right, title and interest in and to the following:

The Collateral consists of all of Borrower's right, title and interest in and to the following investment property or other assets (whether now owned or hereafter acquired or created and whether held directly or as a security entitlement, securities account, commodity contract, or a commodity account maintained with any securities intermediary or commodity intermediary):

         All investment property or other assets held, maintained or managed in Pledgor's account entitled MOLDFLOW CORPORATION**LOAN ("Pledged Assets") maintained in connection with Bank's Investment Products and Services Group and/or made, acquired or maintained pursuant to any Directed Investment Disclosure Notice and Agreement or similar agreement entered between Borrower and Bank including, but not limited to, ______________________________.

together with all Borrower's books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and products and proceeds thereof in whatever form including deposit accounts, accounts, general intangibles, cash, instruments, documents and financial assets.

                                    EXHIBIT B

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

              DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.


TO: CENTRAL CLIENT SERVICE DIVISION               DATE: _______________________

FAX#:  ___________________                        TIME: _______________________


-------------------------------------------------------------------------------

FROM:  MOLDFLOW CORPORATION
       ------------------------------------------------------------------------
                             CLIENT NAME (BORROWER)

REQUESTED BY:
               ----------------------------------------------------------------
                            AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                       --------------------------------------------------------

PHONE NUMBER:
              -----------------------------------------------------------------

FROM ACCOUNT #                              TO ACCOUNT #
               -----------------------                    ---------------------

REQUESTED TRANSACTION TYPE                  REQUESTED DOLLAR AMOUNT

PRINCIPAL INCREASE (ADVANCE)                $
                                              ---------------------------------
PRINCIPAL PAYMENT (ONLY)                    $
                                              ---------------------------------
INTEREST PAYMENT (ONLY)                     $
                                              ---------------------------------
PRINCIPAL AND INTEREST (PAYMENT)            $
                                              ---------------------------------

OTHER INSTRUCTIONS:
                    -----------------------------------------------------------

-------------------------------------------------------------------------------

All Borrower's representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for and Advance confirmed by this Borrowing Certificate; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                  BANK USE ONLY

TELEPHONE REQUEST:
-----------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


--------------------------------------                -------------------------
           Authorized Requester                                 Phone #


--------------------------------------                -------------------------
            Received By (Bank)                                  Phone #



                          -----------------------------
                           Authorized Signature (Bank)

-------------------------------------------------------------------------------